united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Ste 450, Cincinatti, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2688

Date of fiscal year end: 9/30

Date of reporting period: 9/30/23

Item 1. Reports to Stockholders.

Annual Report

September 30, 2023

Investor Information: 1-855-525-2151

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Covered Bridge Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

The Covered Bridge Fund

Annual Shareholder Letter

09/30/2023

Dear Fellow Shareholders,

The 12-month period ended September 30, 2023, was a much better 12-month period for the US equity markets with the S&P 500 returning 21.62%. The Covered Bridge Fund performed as expected in this period and was up 10.96%. The Fund will generally underperform a long only equity strategy in strong markets due to selling away half of the upside on each security to produce income that is then returned to shareholders. This period saw a rapid rise in interest rates which had a negative impact on dividend paying securities relative to growth stocks. This could continue until inflation is perceived to be under control and the yield curve returns to its normal slope with long rates higher than short rates.

This fiscal year saw a progressively narrowing participation in market performance ended September 30, 2023, ultimately being dominated by two sectors: Information Technology and Communication Services. The deviation in market performance accelerated in May of 2023 further differentiating growth stocks from dividend payers. In fact, from May until the end of September 2023, five sectors in the S&P 500 posted negative total returns with Utilities being the hardest hit. The Utilities sector and the Real Estate sector had negative total returns for the fiscal year.

Given the trends in the market, it is of no surprise that Information Technology stocks were among the best performing investments in the Fund with Intel Corporation (2.7%), Oracle Corporation (0.0%), and Microsoft Corporation (0.0%) leading the way. Oracle and Microsoft Corporation have since been sold out of the portfolio. With Utilities and Consumer Staples being among the poorest performing sectors in the market, they were also the poorest performing sectors in the Fund with Dominion Energy Inc. (1.6%) and Walgreens Boots Alliance Inc. (1.9%) representing the weakest names in the portfolio over this period.

While we mentioned this briefly in our Semi-Annual letter, we saw a considerable separation of performance inside the Financial sector primarily among regional banks and money center banks. For example, JPMorgan Chase & Co. (2.4%) was the best performing stock in the Fund over this period compared to Truist Financial Corporation (2.2%) which was one of the worst performing stocks. As mentioned in our Semi-Annual letter, diversification is paramount to portfolio risk management and the main factor for JPMorgan’s outperformance was superior management and leadership.

The Covered Bridge Fund  |  651-424-0043  |  info@thecoveredbridgefund.com

The Fund uses derivatives to primarily generate income and reduce risk. Covered call contracts helped the Fund generate income consistently throughout the fiscal year. At times the Fund will carry a protective put in an effort to decrease volatility. Over this period, the put was a small drag on total return which is to be expected with strong equity performance both in the Fund and the overall market.

Taking a step back, the current market dynamic and structure has found itself at a historic extreme in terms of performance. Going back to 1989, this is one of the largest performance dislocation levels observed as it relates to the Market Cap Weighted Index vs Equal Weight S&P 500. We believe this anomaly will be short-lived and the Fund is well-positioned to take advantage of a change in the current trend.

We remain very encouraged by the opportunity that lies ahead. As inflation continues to come down and the economy slows, we feel that the peak in interest rates is in sight. We believe that once interest rates level off and start to decline, we will see investors start to shift away from a very narrow, growth-oriented environment and return to high quality dividend paying securities. The Fund should continue to benefit from higher rates and the increase in volatility. These factors may allow the Fund to generate greater income from option premiums going forward. In fact, the Fund continues to receive more premium income than it has in the past. The Fund will stick to its discipline of buying what we believe to be good large-capitalization companies that pay above average dividends and overwriting approximately half of each position.

The 12-month period ended September 30, 2023, also marked the 10-year anniversary of the Covered Bridge Fund. Over the past 10 years, the Fund has met its goal of producing income for shareholders through the purchase of large-capitalization dividend paying stocks and writing calls on half of each position. Over the past decade, the Fund has produced an average annual income of $7,500 per $100,000 invested from a combination of dividends, call premiums and capital gains. The Fund has also outperformed the Cboe BuyWrite (BXM) index since its inception. This was achieved in a period that was not always friendly to the type of underlying securities the Fund is based on as growth stocks have been the clear winners over most of this period. That said, we are proud of what we have accomplished and look forward to the next 10 years!

The Covered Bridge Fund  |  651-424-0043  |  info@thecoveredbridgefund.com

Thank you for being a Covered Bridge Fund shareholder.

Sincerely,

John Schonberg, CFA &

Michael Dashner, CFA

						Since
						Inception
	3-Month	YTD	1-Year	3-Year	5-Year	10/1/13
TCBIX	-2.44%	-2.46%	10.96%	11.86%	4.51%	6.08%
TCBAX	-2.39%	-2.63%	10.74%	11.63%	4.25%	5.82%
TCBAX With Load	-7.55%	-7.76%	4.89%	9.63%	3.13%	5.25%
BMX Index	-2.84%	7.33%	14.62%	7.22%	2.83%	5.80%
Russell 1000 Value Index	-3.17%	1.79%	14.44%	11.05%	6.23%	8.37%
S&P Index	-3.27%	13.07%	21.62%	10.15%	9.92%	11.83%

Maximum Sales Charge of 5.25%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed may be worth more or less than their original cost. For performance information current to the most recent month-end, please call 855-525-2151.

There is no assurance that the fund will achieve its investment objectives. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 1, 2024, in order to limit the Fund’s expenses to 1.65% and 1.40% for Class A and Class I shares, respectively. Absent this contractual agreement the Fund’s gross total annual operating expenses would be 1.67% for Class A and 1.42% for Class I. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses.

The Covered Bridge Fund  |  651-424-0043  |  info@thecoveredbridgefund.com

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The data shown is for information purposes only and meant to represent how the fund may be allocated to different types of portfolios.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. There is no assurance that the Fund will achieve its investment objectives.

Mutual funds involve risk including the possible loss of principal. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Covered Bridge Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.THECOVEREDBRIDGEFUND.com or by calling +1-855-525-2151. The prospectus should be read carefully before investing.

Important Definitions: The Russell 1000 Index: a subset of the Russell 3000 Index, represents the 1000 top companies by market capitalization in the United States. The BXM: tracks the performance of a hypothetical covered call strategy on the S&P 500 Index. The S&P 500 Index: is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. The referenced indices are shown for general market comparisons and are not meant to represent the Fund.

The Covered Bridge Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Stonebridge Capital Advisors, LLC is not affiliated with Northern Lights Distributors, LLC. 7898-NLD 10/30/2023

The Covered Bridge Fund  | 651-424-0043  |  info@thecoveredbridgefund.com

The Covered Bridge Fund
Portfolio Review (Unaudited)
September 30, 2023

Composition of the change in value of a $10,000 investment

The Fund’s performance figures* for the periods ended September 30, 2023, compared to its benchmark:

		Annualized
	One Year	Five Years	Since Inception *
The Covered Bridge Fund:
Class A without Load	10.74%	4.25%	5.82%
Class A with load	4.89%	3.13%	5.25%
Class I	10.96%	4.51%	6.08%
S&P 500 Total Return Index **	21.62%	9.92%	11.83%

*	The Fund’s inception date was October 1, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Returns for periods greater than one year are annualized. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 1, 2024, to ensure that the net annual Fund operating expenses (excluding acquired fund fees and expenses and certain other non-operating expenses) will not exceed 1.65% and 1.40%, respectively for Class A and Class I, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses per its prospectus dated February 1, 2023, including underlying funds, are 1.67% for Class A and 1.42% for Class I. Class A shares are subject to a maximum sales charge imposed on purchases of 5.25%. Class A and Class I shares are subject to a redemption fee of 1.00% of the amount redeemed if held less than 90 days. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-855-525-2151.

The Covered Bridge Fund
Portfolio Review (Unaudited) (Continued)
September 30, 2023

Portfolio Composition as of September 30, 2023

Breakdown by Sector
Percent of Net Assets

Common Stocks	90.6%
Financials	13.5%
Health Care	12.9%
Technology	12.9%
Consumer Staples	11.6%
Materials	10.0%
Energy	7.1%
Utilities	5.6%
Communications	5.5%
Industrials	5.5%
Consumer Discretionary	5.0%
Real Estate	1.0%
Put Options Purchased	1.2%
Short-Term Investments	6.9%
Call Options Written	(0.3)%
Other Assets Less Liabilities	1.6%
Net Assets	100.0%

Breakdown by Country
Percent of Net Assets
Common Stocks	90.6%
United States	85.1%
Canada	2.8%
Ireland	2.7%
Put Options Purchased	1.2%
Short-Term Investments	6.9%
Call Options Written	(0.3)%
Other Assets Less Liabilities	1.6%
Net Assets	100.0%

See accompanying notes to financial statements.

THE COVERED BRIDGE FUND
SCHEDULE OF INVESTMENTS
September 30, 2023

Shares		Fair Value
	COMMON STOCKS — 90.6%
	AEROSPACE & DEFENSE - 2.5%
12,000	Huntington Ingalls Industries, Inc.	$2,454,960
7,500	RTX Corporation	539,775
		2,994,735
	APPAREL & TEXTILE PRODUCTS - 1.4%
18,000	NIKE, Inc., Class B	1,721,160

	ASSET MANAGEMENT - 1.9%
3,500	BlackRock, Inc. (c)	2,262,715

	BANKING - 10.8%
90,000	Bank of America Corporation	2,464,200
20,000	JPMorgan Chase & Company^	2,900,400
90,000	Truist Financial Corporation^	2,574,900
90,000	US Bancorp	2,975,400
45,000	Wells Fargo & Company(c)	1,838,700
		12,753,600
	BIOTECH & PHARMA - 10.3%
50,000	Bristol-Myers Squibb Company(c)	2,902,000
33,000	Gilead Sciences, Inc.^	2,473,020
22,500	Johnson & Johnson^	3,504,375
100,000	Pfizer, Inc.^	3,317,000
		12,196,395
	CHEMICALS - 8.5%
23,100	Avery Dennison Corporation^(c)	4,219,677
20,000	CF Industries Holdings, Inc.^	1,714,800
60,000	Chemours Company (The)	1,683,000
40,000	Nutrien Ltd.^ (c)	2,470,400
		10,087,877
	DIVERSIFIED INDUSTRIALS - 1.4%
9,000	Honeywell International, Inc.	1,662,660

	ELECTRIC UTILITIES - 5.6%
40,000	CenterPoint Energy, Inc.	1,074,000
43,500	Dominion Energy, Inc.	1,943,145

See accompanying notes to financial statements.

THE COVERED BRIDGE FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares		Fair Value
	COMMON STOCKS — 90.6% (Continued)
	ELECTRIC UTILITIES - 5.6% (Continued)
20,000	Duke Energy Corporation	$1,765,200
28,000	Sempra Energy	1,904,840
		6,687,185
	FOOD - 4.4%
25,000	General Mills, Inc.	1,599,750
37,500	Hormel Foods Corporation(c)	1,426,125
65,000	Kraft Heinz Company (The)^	2,186,600
		5,212,475
	HOME & OFFICE PRODUCTS - 0.4%
50,000	Newell Brands, Inc.	451,500

	INSURANCE - 0.8%
10,000	Prudential Financial, Inc.	948,900

	LEISURE PRODUCTS - 1.4%
25,000	Hasbro, Inc. (c)	1,653,500

	MEDICAL EQUIPMENT & DEVICES - 2.6%
40,000	Medtronic PLC(c)	3,134,400

	METALS & MINING - 1.5%
60,000	Barrick Gold Corporation	873,000
25,000	Newmont Corporation(c)	923,750
		1,796,750
	OIL & GAS PRODUCERS - 7.1%
40,000	Chesapeake Energy Corporation^(c)	3,449,200
16,000	Chevron Corporation^	2,697,920
10,000	EOG Resources, Inc.^	1,267,600
9,000	Exxon Mobil Corporation^	1,058,220
		8,472,940
	RETAIL - CONSUMER STAPLES - 3.5%
10,000	Target Corporation	1,105,700
100,000	Walgreens Boots Alliance, Inc.^ (c)	2,224,000

See accompanying notes to financial statements.

THE COVERED BRIDGE FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares		Fair Value
	COMMON STOCKS — 90.6% (Continued)
	RETAIL - CONSUMER STAPLES - 3.5% (Continued)
5,000	Walmart, Inc.^ (c)	$799,650
		4,129,350
	RETAIL - DISCRETIONARY - 1.8%
7,000	Home Depot, Inc. (The)	2,115,120

	SEMICONDUCTORS - 6.1%
90,000	Intel Corporation(c)	3,199,500
36,000	QUALCOMM, Inc.^ (c)	3,998,160
		7,197,660
	TECHNOLOGY HARDWARE - 5.7%
30,000	Cisco Systems, Inc. (c)	1,612,800
90,000	Juniper Networks, Inc.^	2,501,100
40,000	Seagate Technology Holdings PLC^	2,638,000
		6,751,900
	TECHNOLOGY SERVICES - 1.2%
10,100	International Business Machines Corporation^	1,417,030

	TELECOMMUNICATIONS - 5.5%
260,000	AT&T, Inc.^	3,905,200
81,100	Verizon Communications, Inc. (c)	2,628,451
		6,533,651
	TIMBER REIT - 1.0%
40,000	Weyerhaeuser Company	1,226,400

	TOBACCO & CANNABIS - 1.8%
50,000	Altria Group, Inc.	2,102,500

	TRANSPORTATION & LOGISTICS - 1.6%
12,000	United Parcel Service, Inc., Class B	1,870,440

	WHOLESALE - CONSUMER STAPLES - 1.8%
3,500	Bunge Ltd.^	378,875
27,000	Sysco Corporation	1,783,350
		2,162,225

See accompanying notes to financial statements.

THE COVERED BRIDGE FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares					Fair Value
	COMMON STOCKS — 90.6% (Continued)
	TOTAL COMMON STOCKS (Cost $128,579,423)				$107,543,068

	SHORT-TERM INVESTMENTS — 6.9%
	MONEY MARKET FUNDS - 6.9%
7,701,207	First American Treasury Obligations Fund, Class X, 5.26%(a)(c)				7,701,207
548,310	JPMorgan US Treasury Plus Money Market Fund, Class L, 5.18%(a)				548,310
	TOTAL MONEY MARKET FUNDS (Cost $8,249,517)				8,249,517

	TOTAL SHORT-TERM INVESTMENTS (Cost $8,249,517)				8,249,517

Contracts(b)		Expiration Date	Exercise Price	Notional Value
	EQUITY OPTIONS PURCHASED* - 1.2%
	PUT OPTIONS PURCHASED - 1.2%
1,200	SPDR S&P 500 ETF Trust	11/17/2023	$435	$51,297,600	$1,464,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $891,203)

	TOTAL EQUITY OPTIONS PURCHASED (Cost - $891,203)				1,464,000

	TOTAL INVESTMENTS - 98.7% (Cost $137,720,143)				$117,256,585
	CALL OPTIONS WRITTEN - (0.3)% (Premiums Received - $518,617)				(408,360)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.6%				1,862,773
	NET ASSETS - 100.0%				$118,710,998

Contracts(b)
	WRITTEN EQUITY OPTIONS* - (0.3)%
	CALL OPTIONS WRITTEN- (0.3)%
200	AT&T, Inc.	10/20/2023	$15	$300,400	$7,000
81	Avery Dennison Corporation	10/20/2023	185	1,479,627	22,883
35	Bunge Ltd.	10/20/2023	110	378,875	6,300
100	CF Industries Holdings, Inc.	10/20/2023	83	857,400	47,000
200	Chesapeake Energy Corporation	10/20/2023	85	1,724,600	57,000
80	Chevron Corporation	10/20/2023	165	1,348,960	46,000
50	EOG Resources, Inc.	10/20/2023	134	633,800	5,000
45	Exxon Mobil Corporation	10/20/2023	120	529,110	7,335
125	Gilead Sciences, Inc.	10/20/2023	75	936,750	17,500
50	International Business Machines Corporation	10/20/2023	145	701,500	3,200
75	Johnson & Johnson	10/20/2023	160	1,168,125	9,600

See accompanying notes to financial statements.

THE COVERED BRIDGE FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Contracts(b) (continued)		Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS* - (0.3)%
	CALL OPTIONS WRITTEN- (0.3)% (Continued)
43	JPMorgan Chase & Company	10/20/2023	$149	$623,586	$7,052
200	Juniper Networks, Inc.	10/20/2023	28	555,800	9,000
200	Kraft Heinz Company (The)	10/20/2023	34	672,800	13,600
150	Nutrien Ltd.	10/20/2023	65	926,400	9,750
250	Pfizer, Inc.	10/20/2023	34	829,250	16,250
60	QUALCOMM, Inc.	10/20/2023	113	666,360	13,440
200	Seagate Technology Holdings plc	10/20/2023	65	1,319,000	50,200
300	Truist Financial Corporation	10/20/2023	29	858,300	37,500
200	Walgreens Boots Alliance, Inc.	10/20/2023	23	444,800	19,600
50	Walmart, Inc.	10/20/2023	165	799,650	3,150
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $518,617)				408,360

	TOTAL EQUITY OPTIONS WRITTEN (Premiums Received - $518,617)				$408,360

ETF	- Exchange-Traded Fund

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

SPDR	- Standard & Poor’s Depositary Receipt

*	Non-income producing security.

^	Security is subject to written call options.

(a)	Rate disclosed is the seven-day effective yield as of September 30, 2023.

(b)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(c)	All or portion of the security is pledged as collateral for written options.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments in Securities at Value (cost $137,720,143)	$117,256,585
Deposits with Broker for Options Written	1,879,879
Dividend and Interest Receivable	238,969
Prepaid Expenses and Other Assets	31,227
Receivable for Fund Shares Sold	6,404
Total Assets	119,413,064

Liabilities:
Options Written, at value (premiums received $518,617)	408,360
Payable for Fund Shares Redeemed	148,788
Investment Advisory Fees Payable	84,212
Payable to Related Parties	26,437
Distribution (12b-1) Fees Payable	3,309
Accrued Expenses and Other Liabilities	30,960
Total Liabilities	702,066

Net Assets	$118,710,998

Class A Shares:
Net Assets (Unlimited shares of no par value beneficial interest authorized; 1,736,410 shares of beneficial interest outstanding)	$14,874,370
Net Asset Value and Redemption Price Per Share (a)
($14,874,370/1,736,410 shares of beneficial interest outstanding)	$8.57
Maximum Offering Price Per Share
(Maximum sales charge of 5.25%)	$9.04

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized;
12,198,721 shares of beneficial interest outstanding)	$103,836,628
Net Asset Value, Offering and Redemption Price Per Share (a)
($103,836,628/12,198,721 shares of beneficial interest outstanding)	$8.51

Composition of Net Assets:
Paid-in-Capital	$137,895,069
Accumulated Losses	(19,184,071)
Net Assets	$118,710,998

(a)	The Fund charges a fee of 1% on redemptions of shares held for less than 90 days.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2023

Investment Income:
Dividend Income (Less $16,778 Foreign Taxes)	$4,046,986
Interest Income	218,750
Total Investment Income	4,265,736

Expenses:
Investment Advisory Fees	1,244,194
Administration Fees	169,662
Third Party Administrative Servicing Fees	80,032
Interest Expense	79,956
Transfer Agent Fees	72,666
Registration & Filing Fees	58,001
Fund Accounting Fees	52,447
Distribution (12b-1) Fees - Class A	43,987
Chief Compliance Officer Fees	24,809
Legal Fees	21,091
Audit Fees	18,002
Custody Fees	15,841
Trustees’ Fees	15,199
Printing Expense	14,555
Insurance Expense	3,701
Miscellaneous Expenses	5,372
Total Expenses	1,919,515
Less: Fee Waived by Adviser	(53,193)
Net Expenses	1,866,322
Net Investment Income	2,399,414

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments and Options Purchased	736,055
Options Written	7,091,155
Total Net Realized Gain	7,827,210

Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Options Purchased	1,430,364
Options Written	(41,787)
Foreign Currency Translations	23
Total Net Change in Unrealized Appreciation	1,388,600

Net Realized and Unrealized Gain on Investments	9,215,810

Net Increase in Net Assets Resulting From Operations	$11,615,224

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022

Operations:
Net Investment Income	$2,399,414	$1,587,201
Net Realized Gain	7,827,210	8,505,705
Net Change in Unrealized Appreciation (Depreciation)	1,388,600	(19,140,987)
Net Increase (Decrease) in Net Assets Resulting From Operations	11,615,224	(9,048,081)

Distributions to Shareholders From:
Distributable Earnings
Class A ($0.77 and $0.72, respectively)	(1,464,397)	(1,188,634)
Class I ($0.79 and $0.74, respectively)	(9,219,820)	(7,365,604)
Net Decrease in Net Assets From Distributions to Shareholders	(10,684,217)	(8,554,238)

Capital Share Transactions:
Class A
Proceeds from Shares Issued (467,561 and 206,877 shares, respectively)	4,316,976	2,016,099
Distributions Reinvested (160,119 and 122,985 shares, respectively)	1,440,691	1,166,539
Redemption Fee Proceeds	768	282
Cost of Shares Redeemed (640,619 and 211,273 shares, respectively)	(5,782,715)	(2,057,135)
Total Class A	(24,280)	1,125,785

Class I
Proceeds from Shares Issued (2,236,849 and 2,488,148 shares, respectively)	20,540,795	24,584,609
Distributions Reinvested (831,602 and 616,714 shares, respectively)	7,415,124	5,797,694
Redemption Fee Proceeds	4,676	1,653
Cost of Shares Redeemed (1,746,997 and 1,376,620 shares, respectively)	(15,950,206)	(13,474,313)
Total Class I	12,010,389	16,909,643

Net Increase in Net Assets from Capital Share Transactions	11,986,109	18,035,428

Total Increase in Net Assets	12,917,116	433,109

Net Assets:
Beginning of Year	105,793,882	105,360,773
End of Year	$118,710,998	$105,793,882

See accompanying notes to financial statements.

The Covered Bridge Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each year presented.

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019

Net Asset Value, Beginning of Year	$8.42	$9.82	$7.71	$9.48	$10.60
Increase (Decrease) From Operations:
Net investment income (1)	0.16	0.12	0.12	0.13	0.16
Net realized and unrealized gain (loss) on Investments	0.76	(0.80)	2.64	(1.40)	0.03
Total from operations	0.92	(0.68)	2.76	(1.27)	0.19

Less Distributions:
From net investment income	(0.15)	(0.12)	(0.11)	(0.09)	(0.16)
From net realized gain	(0.62)	(0.60)	(0.54)	(0.30)	(1.15)
From return of capital	—	—	—	(0.11)	—
Total Distributions	(0.77)	(0.72)	(0.65)	(0.50)	(1.31)

Paid in capital from redemption fees (1), (3)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$8.57	$8.42	$9.82	$7.71	$9.48

Total Return (2)	10.74%	(7.61)%	35.96%	(13.71)%	2.58%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$14,874	$14,730	$16,009	$11,313	$14,822
Ratio of expenses to average net assets:
before reimbursement (4)	1.76%	1.67%	1.73%	1.79%	1.79%
net of reimbursement	1.71%	1.67%	1.69%	1.70%	1.75%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (4)	1.70%	1.65%	1.69%	1.74%	1.69%
net of reimbursement	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	1.74%	1.18%	1.20%	1.49%	1.72%
Portfolio turnover rate	154%	147%	232%	204%	159%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of sales loads and redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Amount is less than $.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

See accompanying notes to financial statements.

The Covered Bridge Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each year presented.

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019

Net Asset Value, Beginning of Year	$8.37	$9.77	$7.68	$9.44	$10.56
Increase (Decrease) From Operations:
Net investment income (1)	0.18	0.14	0.14	0.15	0.19
Net realized and unrealized gain (loss) on Investments	0.75	(0.80)	2.63	(1.38)	0.02
Total from operations	0.93	(0.66)	2.77	(1.23)	0.21

Less Distributions:
From net investment income	(0.17)	(0.14)	(0.14)	(0.12)	(0.18)
From net realized gain	(0.62)	(0.60)	(0.54)	(0.30)	(1.15)
From return of capital	—	—	—	(0.11)	—
Total Distributions	(0.79)	(0.74)	(0.68)	(0.53)	(1.33)

Paid in capital from redemption fees (1), (3)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$8.51	$8.37	$9.77	$7.68	$9.44

Total Return (2)	10.96%	(7.40)%	36.23%	(13.42)%	2.86%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$103,837	$91,064	$89,352	$70,696	$73,296
Ratio of expenses to average net assets:
before reimbursement (4)	1.51%	1.42%	1.48%	1.54%	1.54%
net of reimbursement	1.46%	1.42%	1.44%	1.45%	1.50%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (4)	1.45%	1.40%	1.44%	1.49%	1.44%
net of reimbursement	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	1.99%	1.43%	1.46%	1.74%	1.97%
Portfolio turnover rate	154%	147%	232%	204%	159%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Amount is less than $.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

See accompanying notes to financial statements.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2023

1.	ORGANIZATION

The Covered Bridge Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. The Fund commenced operations on October 1, 2013.

The Fund currently offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.25%. Class I shares are offered at net asset value. The Fund charges a fee of 1% on redemptions of shares held for less than 90 days. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) No. 2013-08.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, a security shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Exchange traded options are valued at the last sale price, or, in the absence of a sale, at the mean between the current bid and ask prices. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider the following factors, among others, to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of September 30, 2023 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$107,543,068	$—	$—	$107,543,068
Short-Term Investments	8,249,517	—	—	8,249,517
Put Options Purchased	1,464,000	—	—	1,464,000
Total	$117,256,585	$—	$—	$117,256,585
Liabilities
Call Options Written	(408,360)	—	—	(408,360)
Total	$(408,360)	$—	$—	$(408,360)

The Fund did not hold any Level 3 securities during the year ended September 30, 2023.

*	Please refer to the Schedule of Investments for Industry Classification.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Foreign Currency Translations – The books and records of the Fund are maintained in US dollars. The market values of securities which are not traded in US currency are recorded in the financial statements after translation to US dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effect of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of September 30, 2023 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2023:

Derivative Investments		Location on the Statement of Assets and
Type	Risk	Liabilities	Amount
Options Purchased	Equity	Investments in Securities at Value	$1,464,000
Options Written	Equity	Options Written, at value	(408,360)

The following is a summary of the location of derivative investments in the Fund’s Statement of Operations for the year ended September 30, 2023:

Derivative
Investments Type	Risk	Location of Gain/Loss on Derivative	Amount
Options Purchased	Equity	Net Realized Gain on Investments and Options Purchased	$(2,636,411)
Options Written	Equity	Net Realized Gain on Options Written	7,091,155
Options Purchased	Equity	Net Change in Unrealized Depreciation on Investments and Options Purchased	1,818,706
Options Written	Equity	Net Change in Unrealized Depreciation on Options Written	(41,787)

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2020 – September 30, 2022, or expected to be taken in the Fund’s September 30, 2023 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly, and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	CASH – CONCENTRATION IN UNINSURED ACCOUNT

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. As of September 30, 2023, the Fund held $0 in cash at U.S. Bank, N.A. and $1,879,879 in cash at Interactive Brokers.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Stonebridge Capital Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for this service and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets. For the year ended September 30, 2023, the Adviser earned management fees of $1,244,194.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual and indemnification of Fund service providers (other than the Adviser))) at least until February 1, 2024, so that the total annual operating expenses of the Fund do not exceed 1.65% and

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

1.40% of the average daily net assets for its Class A and Class I shares, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at time of waiver, within three years of when the amounts were waived. During the year ended September 30, 2023, the Adviser waived $53,193 in fees pursuant to its contractual agreement.

As of September 30, 2023, the following amounts are subject to recapture by the Adviser by September 30 of the following years:

2024	2025	2026	Total
$42,633	$—	$53,193	$95,826

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that is calculated by the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares. For the year ended September 30, 2023, pursuant to the Plan, the Fund paid $43,987. No such fees are payable with respect to Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended September 30, 2023, the Distributor received $135,597 in underwriting commissions for sales of Class A shares, of which $21,906 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2023, amounted to $182,276,351 and $175,505,603, respectively.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The Fund received redemption fees of $5,444 and $1,935, for the year ended September 30, 2023, and the year ended September 30, 2022, respectively.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at September 30, 2023, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$137,454,392	$1,309,434	$(21,915,601)	$(20,606,167)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2023	September 30, 2022
Ordinary Income	$10,684,217	$8,554,238
	$10,684,217	$8,554,238

As of September 30, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$1,423,040	$—	$—	$—	$(828)	$(20,606,283)	$(19,184,071)

The difference between book basis and tax basis accumulated net realized losses and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

During the fiscal year ended September 30, 2023, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to tax adjustments for use of tax equalization credits and adjustments for prior year tax returns, resulted in reclassifications for the Fund for the fiscal year ended September 30, 2023, as follows:

Paid
In	Accumulated
Capital	Deficit
$353,857	$(353,857)

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2023, Charles Schwab & Co, Inc. and Pershing LLC, accounts holding shares for the benefit of others in nominee name, held approximately 53% and 25%, respectively, of the voting securities of the Fund. The Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of either class.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

10.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Covered Bridge Fund and Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Covered Bridge Fund (the “Fund”), a series of Northern Lights Fund Trust III, as of September 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations, changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended September 30, 2022 and prior, were audited by other auditors whose report dated November 28, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditors of the Fund since 2023.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2023

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

The Covered Bridge Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
September 30, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning April 1, 2023 through September 30, 2023.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period
	(4/1/23)	(9/30/23)	(4/1/23 to 9/30/23)*
Actual
Class A	$1,000.00	$968.70	$8.29
Class I	$1,000.00	$969.80	$7.11
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,016.65	$8.49
Class I	$1,000.00	$1,017.85	$7.28

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratios of 1.68% and 1.44% for Class A and Class I, respectively, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended September 30, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

The Covered Bridge Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2023

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President- Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2023, the Trust was comprised of 29 active portfolios managed by 14 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/23-NLFT III-v1

The Covered Bridge Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2023

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Brian Curley 1970	President	Since May 2023, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020).
Timothy Burdick 1986	Vice President	Since May 2023, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2023 – present); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – 2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022).
Richard Gleason 1977	Treasurer	Since May 2023, indefinite	Assistant Vice President, Ultimus Fund Solutions, LLC (since 2020); Assistant Vice President, Gemini Fund Services, LLC (2012-2020).
Viktoriya Pallino 1995	Secretary	Since August 2022, indefinite	Senior Legal Administrator, Ultimus Fund Solutions, LLC (since 2023); Legal Administrator II, Ultimus Fund Solutions, LLC (2021-2023); Legal Administrator I, Ultimus Fund Solutions, LLC (2019-2021); Legal Administration Associate, Gemini Fund Services, LLC (2017-2019).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-525-2151.

9/30/23-NLFT III-v1

The Covered Bridge Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2023

Renewal of Advisory Agreement – The Covered Bridge Fund*

In connection with a meeting held on August 23-24, 2023, the Board, comprised entirely of Trustees who are not “interested persons,” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, with respect to The Covered Bridge Fund (“Covered Bridge”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to Covered Bridge and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board recognized that the Adviser was founded in 1997 and had approximately $1.9 billion in assets under management. The Board reviewed the background of the Adviser’s key investment personnel, taking into consideration their education and financial industry experience. The Board discussed that the Adviser provided investment management services to private wealth and institutional clients. The Board examined the Adviser’s investment process, noting that it selected large cap equity securities using several screens based on fundamental data that focused on above average dividends, dividend payout ratios, cash flow, ratio analysis and qualitative factors. The Board noted that Covered Bridge holds approximately 40-60 securities, writes options on approximately half of the portfolio, purchases index options to protect against broad market sell offs, and tries to build a portfolio with a dividend yield that is twice the yield of the S&P 500. The Board commented that the Adviser conducted economic forecasting and macro analysis to target sectors and industries it believed were best positioned to strengthen throughout the period. The Board acknowledged that the Adviser wrote covered call options over a portion of Covered Bridge’s holdings to help mitigate downside risk. The Board noted that the Adviser had an experienced team of research analysts and option strategists executing the investment process and supporting Covered Bridge. The Board observed that the Adviser monitored compliance with Covered Bridge’s investment limitations with pre-trade checks performed by the Adviser’s chief compliance officer. The Board acknowledged that the Adviser selected and approved broker-dealers based on best execution. The Board concluded that it could expect the Adviser to continue providing satisfactory service to Covered Bridge and its shareholders.

Performance. The Board remarked that Covered Bridge had earned a 3-star Morningstar rating and underperformed its Morningstar category, peer group, and benchmark over the 1-year, 5-year, and since inception periods. The Board noted that Covered Bridge outperformed its Morningstar category and peer group over the 3-year period and slightly underperformed its benchmark over the same period. The Board acknowledged that the Adviser attributed Covered Bridge’s underperformance to its relatively small exposure to technology stocks, which had

The Covered Bridge Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2023

experienced tremendous growth, and overweight to dividend stocks which had underperformed. The Board agreed that performance was acceptable.

Fees and Expenses. The Board recognized that the Adviser’s advisory fee was below the peer group average but higher than the peer group median and Morningstar category median and average. The Board further observed that Covered Bridge’s net expense ratio was higher than the medians and averages of its peer group and Morningstar category, but below the category high. The Board recalled that the Adviser believed its advisory fee was appropriate due in part to the complexity of the covered call options in Covered Bridge’s strategy and the additional resources required to utilize individual equity options on each position compared to many of its peers that used index products for their option writing strategy. Given these considerations, the Board concluded that the Adviser’s advisory fee was not unreasonable.

Economies of Scale. The Board discussed Covered Bridge’s size and its prospects for growth, concluding that the Adviser had not yet achieved meaningful economies of scale that would justify the implementation of breakpoints. The Board noted the Adviser’s willingness to consider breakpoints as Covered Bridge reached a specified level of assets. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Board reviewed the Adviser’s profitability analysis and acknowledged that the Adviser had earned a reasonable profit in connection with its management of Covered Bridge. The Board considered factors cited by the Adviser to support the level of profits, including, without limitation, additional compliance costs and resources required for compliance with the Derivatives Rule and a dedicated risk management program that uses VaR, stress testing and back testing on a weekly basis. The Board concluded that the Adviser’s profitability was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of independent counsel, the Board concluded that the renewal of the Advisory Agreement was in the best interests of Covered Bridge and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of Covered Bridge.

PRIVACY NOTICE

Rev. June 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (631) 490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-525-2151 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-525-2151.

INVESTMENT ADVISER
Stonebridge Capital Advisors, LLC
2550 University Avenue West, Suite 180 South
Saint Paul, Minnesota 55114

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

COVERB-AR23

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 – $13,650

2022 – $13,500

(b)	Audit-Related Fees

2023 – None

2022 – None

(c)	Tax Fees

2023 – $3,100

2022 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 – $1,000

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2023 2022

Audit-Related Fees: 0.00% 0.00%

Tax Fees: 0.00% 0.00%

All Other Fees: 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $3,100

2022 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, President/Principal Executive Officer

Date 12/5/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, President/Principal Executive Officer

Date 12/5/23

By (Signature and Title)

/s/ Rich Gleason

Rich Gleason, Treasurer/Principal Financial Officer

Date 12/5/23